UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 2, 2007

ALARION FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-51843	20-3851373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Northeast First Avenue, Ocala, Florida 34470

(address of principal executive offices)

Registrant’s telephone number: (352) 237-4500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(c)	Appointment of Principal Officers.

On April 2, 2007, Alarion Financial Services, Inc. appointed Matthew Ivers as its Chief Financial Officer. From August 2006 to March 2007, Mr. Ivers served as Controller of North Georgia National Bank, Calhoun, Georgia; from October 2003 to August 2006, he served as Controller of Vision Bank, Panama City, Florida and from October 1997 to October 2003, he served as Finance Manager of Peoples First Community Bank, Panama City, Florida.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2007

Alarion Financial Services, Inc.
(Registrant)

By:	/s/ Jon M. Kurtz
Jon M. Kurtz
President and Chief Executive Officer